                                                            ARTHUR ANDERSEN LLP






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91933 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

Hartford, Connecticut                                  /s/  Arthur Andersen LLP
December 26, 2000